                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1365

                              SCUDDER GROWTH TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Growth Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	20.93%	-20.06%	-2.81%	2.29%
Class B	20.14%	-20.80%	-3.75%	1.26%(a)
Class C	19.90%	-20.73%	-3.64%	1.42%(a)
Russell 1000 Growth Index+	25.92%	-19.05%	-2.46%	8.54%
S&P 500 Index++	24.40%	-10.13%	1.00%	10.05%

Scudder Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class I***	21.56%	-19.73%	-2.44%	2.57%
Russell 1000 Growth Index+	25.92%	-19.05%	-2.46%	7.17%
S&P 500 Index++	24.40%	-10.13%	1.00%	9.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 9/30/03	$ 8.09	$ 7.10	$ 7.23	$ 8.40
9/30/02	$ 6.69	$ 5.91	$ 6.03	$ 6.91

Class A Lipper Rankings* - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	275	of	649	43
3-Year	315	of	513	62
5-Year	231	of	335	69
10-Year	90	of	95	94

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Growth Fund - Class A [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$11,397	$4,814	$8,173	$11,819
	Average annual total return	13.97%	-21.63%	-3.96%	1.69%
Class B(c)	Growth of $10,000	$11,714	$4,881	$8,196	$11,338(a)
	Average annual total return	17.14%	-21.26%	-3.90%	1.26%(a)
Class C(c)	Growth of $10,000	$11,870	$4,931	$8,225	$11,396(a)
	Average annual total return	18.70%	-21.00%	-3.83%	1.32%(a)
Russell 1000 Growth Index+	Growth of $10,000	$12,592	$5,304	$8,829	$22,694
	Average annual total return	25.92%	-19.05%	-2.46%	8.54%
S&P 500 Index++	Growth of $10,000	$12,440	$7,258	$10,508	$26,053
	Average annual total return	24.40%	-10.13%	1.00%	10.05%

Scudder Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class I***	Growth of $10,000	$12,156	$5,172	$8,838	$12,323
	Average annual total return	21.56%	-19.73%	-2.44%	2.57%
Russell 1000 Growth Index+	Growth of $10,000	$12,592	$5,304	$8,829	$17,704
	Average annual total return	25.92%	-19.05%	-2.46%	7.17%
S&P 500 Index++	Growth of $10,000	$12,440	$7,258	$10,508	$20,905
	Average annual total return	24.40%	-10.13%	1.00%	9.35%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-year, 5-year, 10-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
*** Class I shares are not subject to sales charge.
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth.

• Previous experience includes 18 years' investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin - Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes eight years' investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 15 years' investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

In the following interview, Portfolio Managers Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner discuss Scudder Growth Fund's strategy and the market environment during the 12-month period ended September 30, 2003. The team assumed the management duties of the fund in December 2002.

Q: How did the US stock market perform during the past year?

A: Stocks began the period on a strong note, delivering gains in October and November of 2002. The market subsequently weakened, however, due to a combination of sluggish economic growth, anemic corporate earnings results and fears associated with the looming war in Iraq. This backdrop changed for the better once it became apparent that the war would be resolved quickly. After reaching a low in mid-March, stocks staged a rally over the final six-plus months of the reporting period. The market gains were broad-based, and the returns of all 10 market sectors were positive for the full-year period.

Q: How did the fund perform compared to its benchmark and peers?

A: For the 12-month period ended September 30, 2003, the Class A shares of Scudder Growth Fund produced a total return of 20.93% (unadjusted for sales charges). (Please see pages 3 through 5 for the performance of other share classes.) The fund trailed its benchmark, the Russell 1000 Growth Index1, which returned 25.92% for the same period, and narrowly trailed the 21.15% average return of the 649 funds in its Lipper category, "Large-Cap Growth Funds."2

1 The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.
2 The Lipper Large-Cap Growth Funds category is an unmanaged group of 649 mutual funds that primarily invest in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the category.

Our team took over management of the fund in mid-December 2002. Upon assuming management duties, we conducted an analysis of the portfolio and focused on building the quality of the holdings and increasing the diversification of the fund. When we select stocks for the fund, we begin by conducting a thorough analysis of economic trends. This helps us determine the industries that we believe will experience the strongest and most sustainable growth. This industry assessment is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's large team of research analysts to identify companies within those industries that we believe offer the best potential to deliver strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: Technology stocks posted strong returns in the period. How did the fund's holdings in this sector perform?

A: We're pleased to report that the fund's technology stocks - a position larger than that of the benchmark - outperformed the technology sector of the Russell 1000 Growth Index during the period. So, the fund was helped by its large position and the performance of individual technology stocks. The fund's technology position was the most significant contributor to fund performance.

Overall, our goal is to maintain a technology position with both breadth and strength. To this end, we have focused the fund's investments in solid companies with long-term track records. Holdings represent a variety of industry subsectors, from semiconductors to software to storage companies. For the most part, the fund does not invest in the more speculative areas of the sector or in companies that don't have proven track records. As a result, the fund holds a number of the largest names in tech, such as Intel Corp., EMC Corp., Cisco Systems, Inc., Oracle Corp., IBM and Microsoft. All were strong contributors to the fund's performance during the year.

EMC, which provides data storage solutions, produced returns for the fund due to the stock's strong gains and the fund's significant overweight position in the stock relative to the Russell 1000 Growth Index. EMC was the most significant contributor to the fund's positive performance this year. Over the past few years, EMC broadened and adapted its product line to appeal to cost-conscious customers. Historically, EMC provided generally high-priced hardware data storage solutions to corporations. Over the past few years, however, the company has not only enhanced its offerings to include more software products and solutions, but also worked hard to design across all price points and offer lower-priced hardware solutions as well. This shift in focus has helped lead to strong earnings for the company.

The fund has also benefited from its position in semiconductor (computer chip) and semi- conductor-equipment stocks. The sector had been depressed since March 2000, when technology stocks began a multiyear decline. Hopes of improved economic growth and a rebound in corporate technology spending coupled with cost cutting at many technology companies led to a market rally in technology stocks, specifically in the semiconductor area. Linear Technology Corp., Analog Devices, Inc., Applied Materials, Inc. and Xilinx, Inc. were all solid contributors to fund performance this period.

Q: What other areas performed well for the fund?

A: The fund benefited from our strong stock selection in industrials and consumer staples.

Industrials: Our relatively small position in industrial stocks helped the fund vs. its benchmark this period, as industrial stocks underperformed the market as a whole. Also helpful was that the industrial stocks owned by the fund delivered solid returns. Top-performing holdings included General Electric Co., a large and broadly diversified industrial conglomerate, and United Technologies Corp., a diversified conglomerate with a sizable defense segment. Both companies benefited from the improved economic backdrop, and United Technologies also benefited from increased defense and general industrial spending.

Consumer staples3: While consumer staples stocks gained ground in the period, they appreciated at a much slower pace than most other industry sectors within the Russell 1000 Growth Index. The fund benefited by holding a smaller position in staples stocks than its benchmark. Despite the fund's relatively small consumer staples position, several of its holdings posted strong gains. The most significant contributor in this area was PepsiCo, Inc., which benefited from higher unit sales of its beverages, strong growth in its snacks segment and the successful integration of Quaker Oats. The fund also benefited, on a relative basis, by not owning some underperforming staples stocks that represent a sizable position in the benchmark.

3 Consumer staples companies are those that make products that consumers need to buy regardless of economic conditions, such as food and beverages.

Q: Health care represents a large share of the fund's assets. How did these stocks perform?

A: Health care was the largest detractor from performance. Not only was the fund overweight in the sector, but also our holdings underperformed the health care stocks within the Russell 1000 Growth Index. The most significant contributor on the downside was Tenet Healthcare, which we inherited upon taking over the portfolio. Tenet, a health care provider, plunged in October 2002 amid allegations of unnecessary surgical procedures and fraudulent billing. Although we eliminated the stock from the portfolio when we assumed management, Tenet was by far the most significant negative contributor to fund performance among individual companies.

We made back some of this shortfall with our investments in biotechnology. This sector has been very volatile over time, due in part to the small size of many companies within the industry. However, a number of biotechnology companies, such as Amgen, Inc., have now reached "critical mass" in terms of their size and ability to compete with large pharmaceutical firms. The fund's overweight position in Teva Pharmaceuticals, a maker of generic drugs, was also a help to performance.

Johnson & Johnson, a leading pharmaceutical and medical device company and a large holding for the fund, declined during the period and hurt the fund's performance. Investors reacted negatively after the company launched its new drug-coated stent but could not keep pace with the strong demand. While this event detracted from the fund's returns during the reporting period, we continue to like Johnson & Johnson as a long-term holding. This view is based on our belief that the company's recent challenges have been fully factored into its stock price, making it attractively valued at this level. Additionally, Johnson & Johnson has a well-diversified product line that we expect to support the recent weakness.

Q: Were there other areas that detracted from performance?

A: The energy and consumer discretionary sectors were sources of underperformance during the period.

Energy: While the fund's larger-than-benchmark position in energy helped performance during the first half of the period, it detracted from performance for the full 12 months. Energy, traditionally considered a defensive sector, trailed during the second half of the period as investors favored industries that they believed could provide more high-powered returns in the strong market environment. We remain positive on the sector, however, on a long-term basis. As the economy regains its strength, we expect the current supply/demand imbalance, especially in North American natural gas, to exacerbate and keep commodity prices elevated. Supplies of natural gas had fallen to historic lows and we expect exploration firms, rig companies and oil service firms to benefit as higher natural gas prices support further industry efforts to increase inventories. Our holdings in this area include exploration and production companies that stand to benefit from stronger natural gas prices, such as EOG Resources. We also hold the stocks of companies that provide services to the drilling firms, such as Baker Hughes. We believe services companies such as these will benefit from a revival in economic growth as well as the growing need to find and replace oil and natural gas reserves. Overall, we have a very favorable long-term view on the sector.

Consumer discretionary4: Our stock selection in this area contributed to the fund's underperformance. Most notably, we were overweight in the media stock Viacom, Inc., which underperformed due to concerns over falling advertising revenues across the entire sector, and underweight in Home Depot, which rose smartly on the continued strength in housing and consumer spending. (As of September 30, 2003, positions in Home Depot were sold.) On the positive side, the fund's overweight position in Staples, Inc., a national chain of office supply stores, helped performance.

4 Consumer discretionary stocks are those such as home electronics that are non-necessities and therefore more sensitive to economic conditions.

Q: Any final thoughts for investors?

A: The stock market always presents us with ups and downs, but the past six months were squarely in the "up" column. In addition, the "growth style" has outperformed the broader market in this time period which is generally typical of an environment with an improving economy. While we of course can't suggest the market will continue its gains, we urge investors to keep their long-term investment goals in mind at all times. Moving into and out of the market to seek short-term gains or miss short-term volatility seldom profits investors over the long term. We urge investors to maintain a diversified portfolio and to remain focused on long-term objectives regardless of what the market happens to be doing in the short term. We hope you'll keep the Scudder Growth Fund as an important component of your well-diversified portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Information Technology	29%	20%
Health Care	21%	30%
Consumer Discretionary	14%	18%
Consumer Staples	12%	8%
Industrials	9%	9%
Financials	8%	11%
Energy	6%	4%
Materials	1%	-
	100%	100%

Ten Largest Equity Holdings at September 30, 2003 (36.5% of Portfolio)
1. Microsoft Corp. Developer of computer software	6.3%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.7%
3. Johnson & Johnson Provider of health care products	3.9%
4. Cisco Systems, Inc. Developer of computer network products	3.6%
5. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.5%
6. General Electric Co. Industrial conglomerate	3.4%
7. Wal-Mart Stores, Inc. Operator of discount stores	3.3%
8. Medtronic, Inc. Manufacturer of cardiac pacemakers	2.9%
9. Amgen, Inc. Developer of pharmaceuticals	2.5%
10. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.4%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 14.3%
Automobiles 1.5%
Harley-Davidson, Inc.	312,300	15,052,860
Hotels, Restaurants & Leisure 2.3%
Brinker International, Inc.*	191,400	6,385,104
International Game Technology	564,500	15,890,675
		22,275,779
Media 5.9%
Clear Channel Communications, Inc.	230,300	8,820,490
Comcast Corp. "A"*	419,900	12,403,846
New York Times Co. "A"	194,100	8,435,586
Omnicom Group, Inc.	192,500	13,831,125
Viacom, Inc. "B"	348,500	13,347,550
		56,838,597
Multiline Retail 2.8%
Kohl's Corp.*	201,100	10,758,850
Target Corp.	428,700	16,131,981
		26,890,831
Specialty Retail 1.8%
Bed Bath & Beyond, Inc.*	166,200	6,345,516
Lowe's Companies, Inc.	100,500	5,215,950
Staples, Inc.*	256,500	6,091,875
		17,653,341
Consumer Staples 12.3%
Beverages 3.0%
Anheuser-Busch Companies, Inc.	183,900	9,073,626
PepsiCo, Inc.	442,000	20,256,860
		29,330,486
Food & Drug Retailing 1.3%
Walgreen Co.	414,500	12,700,280
Food Products 4.2%
General Mills, Inc.	195,800	9,216,306
Wal-Mart Stores, Inc.	570,800	31,879,180
		41,095,486
Household Products 3.8%
Colgate-Palmolive Co.	304,300	17,007,327
Procter & Gamble Co.	209,400	19,436,508
		36,443,835
Energy 5.4%
Energy Equipment & Services 3.2%
Baker Hughes, Inc.	279,000	8,255,610
Nabors Industries Ltd.*	213,900	7,969,914
Noble Corp.*	287,800	9,782,322
Schlumberger Ltd.	103,500	5,009,400
		31,017,246
Oil & Gas 2.2%
Devon Energy Corp.	220,900	10,645,171
EOG Resources, Inc.	266,500	11,123,710
		21,768,881
Financials 7.9%
Banks 1.3%
Fifth Third Bancorp.	228,600	12,680,442
Diversified Financials 5.7%
American Express Co.	107,000	4,821,420
Citigroup, Inc.	315,800	14,372,058
Fannie Mae	107,800	7,567,560
Lehman Brothers Holdings, Inc.	163,300	11,280,764
Morgan Stanley	233,300	11,772,318
SLM Corp.	127,200	4,955,712
		54,769,832
Insurance 0.9%
American International Group, Inc.	158,250	9,131,025
Health Care 20.6%
Biotechnology 3.3%
Amgen, Inc.*	373,200	24,097,524
IDEC Pharmaceuticals Corp.*	233,500	7,740,525
		31,838,049
Health Care Equipment & Supplies 5.6%
Baxter International, Inc.	327,900	9,528,774
Boston Scientific Corp.*	79,200	5,052,960
Medtronic, Inc.	599,900	28,147,308
Zimmer Holdings, Inc.*	205,900	11,345,090
		54,074,132
Health Care Providers & Services 0.7%
UnitedHealth Group, Inc.*	147,400	7,417,168
Pharmaceuticals 11.0%
Johnson & Johnson	772,306	38,244,593
Merck & Co., Inc.	178,500	9,035,670
Pfizer, Inc.	1,506,095	45,755,166
Teva Pharmaceutical Industries Ltd. (ADR)	242,300	13,847,445
		106,882,874
Industrials 8.6%
Aerospace & Defense 2.4%
United Technologies Corp.	296,300	22,898,064
Air Freight & Logistics 0.4%
FedEx Corp.	66,300	4,271,709
Commercial Services & Supplies 1.9%
Fiserv, Inc.*	298,000	10,796,540
Paychex, Inc.	229,200	7,776,756
		18,573,296
Industrial Conglomerates 3.9%
3M Co.	79,400	5,484,158
General Electric Co.	1,096,600	32,689,646
		38,173,804
Information Technology 28.6%
Communications Equipment 3.6%
Cisco Systems, Inc.*	1,797,850	35,129,989
Computers & Peripherals 4.1%
EMC Corp.*	1,626,500	20,542,695
International Business Machines Corp.	220,100	19,441,433
		39,984,128
Semiconductor Equipment & Products 10.3%
Analog Devices, Inc.*	392,900	14,938,058
Applied Materials, Inc.*	1,061,900	19,262,866
Intel Corp.	1,240,410	34,123,679
Linear Technology Corp.	445,980	15,970,544
Texas Instruments, Inc.	379,300	8,648,040
Xilinx, Inc.*	249,300	7,107,543
		100,050,730
Software 10.6%
BEA Systems, Inc.*	408,300	4,920,015
Electronic Arts, Inc.*	127,100	11,722,433
Microsoft Corp.	2,201,780	61,187,466
Oracle Corp.*	826,200	9,269,964
Symantec Corp.*	45,800	2,886,316
VERITAS Software Corp.*	398,200	12,503,480
		102,489,674
Materials 0.8%
Chemicals
Ecolab, Inc.	293,200	7,403,303
Total Common Stocks (Cost $862,342,347)		956,835,841

Other 0.5%
iShares Nasdaq Biotechnology Index Fund* (Cost $5,099,443)	64,000	4,592,000

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $9,406,901)	9,406,901	9,406,901
Total Investment Portfolio - 100.0% (Cost $876,848,691) (a)		970,834,742

* Non-income producing security.
(a) The cost for federal income tax purposes was $880,119,235. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $90,715,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $128,721,919 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,006,412.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $867,441,790)	$ 961,427,841
Investment in Scudder Cash Management QP Trust (cost $9,406,901)	9,406,901
Total investments in securities, at value (cost $876,848,691)	970,834,742
Cash	10,000
Dividends receivable	522,353
Receivable for Fund shares sold	169,958
Total assets	971,537,053
Liabilities
Payable for Fund shares redeemed	1,341,475
Accrued management fee	479,188
Other accrued expenses and payables	617,251
Total liabilities	2,437,914
Net assets, at value	$ 969,099,139
Net Assets
Net assets consist of: Accumulated net investment loss	(23,948)
Net unrealized appreciation (depreciation) on investments	93,986,051
Accumulated net realized gain (loss)	(593,925,869)
Paid-in capital	1,469,062,905
Net assets, at value	$ 969,099,139

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($843,343,662 / 104,221,531 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.09
Maximum offering price per share (100 / 94.25 of $8.09)	$ 8.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($104,873,453 / 14,777,629 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.10
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($20,271,180 / 2,802,857 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.23
Maximum offering price per share (100 / 99.00 of $7.23)	$ 7.30
Class I Net Asset Value, offering and redemption price per share ($610,844 / 72,706 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $13,933)	$ 8,363,198
Interest - Scudder Cash Management QP Trust	164,817
Total Income	8,528,015
Expenses: Management fee	5,339,758
Administrative fee	3,270,267
Distribution service fees	3,268,863
Trustees' fees and expenses	48,712
Other	28,584
Total expenses, before expense reductions	11,956,184
Expense reductions	(56)
Total expenses, after expense reductions	11,956,128
Net investment income (loss)	(3,428,113)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(96,657,040)
Net unrealized appreciation (depreciation) during the period on investments	279,542,843
Net gain (loss) on investment transactions	182,885,803
Net increase (decrease) in net assets resulting from operations	$ 179,457,690

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income (loss)	$ (3,428,113)	$ (6,462,362)
Net realized gain (loss) on investment transactions	(96,657,040)	(198,643,962)
Net unrealized appreciation (depreciation) on investment transactions during the period	279,542,843	(136,776,477)
Net increase (decrease) in net assets resulting from operations	179,457,690	(341,882,801)
Fund share transactions: Proceeds from shares sold	91,167,999	213,729,833
Cost of shares redeemed	(221,983,859)	(471,947,112)
Net increase (decrease) in net assets from Fund share transactions	(130,815,860)	(258,217,279)
Increase (decrease) in net assets	48,641,830	(600,100,080)
Net assets at beginning of period	920,457,309	1,520,557,389
Net assets at end of period (including accumulated net investment loss of $23,948 and $25,901, respectively)	$ 969,099,139	$ 920,457,309

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.69	$ 9.10	$ 18.04	$ 15.79	$ 11.72
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.03)	(.04)	(.08)	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.42	(2.38)	(7.17)	4.09	4.18
Total from investment operations	1.40	(2.41)	(7.21)	4.01	4.13
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 8.09	$ 6.69	$ 9.10	$ 18.04	$ 15.79
Total Return (%)[b]	20.93	(26.48)	(42.55)	25.49	35.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	843	779	1,255	2,445	2,054
Ratio of expenses before expense reductions (%)	1.13	1.00	1.04[c]	1.00	1.05
Ratio of expenses after expense reductions (%)	1.13	1.00	1.02[c]	.99	1.05
Ratio of net investment income (loss) (%)	(.24)	(.33)	(.28)	(.44)	(.36)
Portfolio turnover rate (%)	25	44	80	49	97
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Class B
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 5.91	$ 8.12	$ 16.50	$ 14.69	$ 11.03
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.09)	(.15)	(.23)	(.21)
Net realized and unrealized gain (loss) on investment transactions	1.26	(2.12)	(6.50)	3.80	3.93
Total from investment operations	1.19	(2.21)	(6.65)	3.57	3.72
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 7.10	$ 5.91	$ 8.12	$ 16.50	$ 14.69
Total Return (%)[b]	20.14	(27.22)	(43.19)	24.32	33.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	116	228	504	479
Ratio of expenses before expense reductions (%)	1.99	1.90	2.06[c]	1.91	2.17
Ratio of expenses after expense reductions (%)	1.99	1.90	2.06[c]	1.90	2.17
Ratio of net investment income (loss) (%)	(1.10)	(1.23)	(1.33)	(1.35)	(1.48)
Portfolio turnover rate (%)	25	44	80	49	97
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.02% and 2.02%, respectively.

Class C
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.03	$ 8.27	$ 16.72	$ 14.87	$ 11.13
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.09)	(.12)	(.23)	(.18)
Net realized and unrealized gain (loss) on investment transactions	1.27	(2.15)	(6.60)	3.84	3.98
Total from investment operations	1.20	(2.24)	(6.72)	3.61	3.80
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 7.23	$ 6.03	$ 8.27	$ 16.72	$ 14.87
Total Return (%)[b]	19.90	(27.09)	(43.03)	24.30	34.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	18	26	42	26
Ratio of expenses before expense reductions (%)	1.97	1.86	1.87[c]	1.90	1.90
Ratio of expenses after expense reductions (%)	1.97	1.86	1.83[c]	1.89	1.90
Ratio of net investment income (loss) (%)	(1.08)	(1.19)	(1.08)	(1.34)	(1.21)
Portfolio turnover rate (%)	25	44	80	49	97
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

Class I
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.91	$ 9.38	$ 18.45	$ 16.07	$ 11.88
Income (loss) from investment operations: Net investment income (loss)[a]	.02	-[b]	.02	(.02)	-[b]
Net realized and unrealized gain (loss) on investment transactions	1.47	(2.47)	(7.36)	4.16	4.25
Total from investment operations	1.49	(2.47)	(7.34)	4.14	4.25
Less distributions from: Net realized gains on investment transactions	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 8.40	$ 6.91	$ 9.38	$ 18.45	$ 16.07
Total Return (%)	21.56	(26.33)	(42.25)	25.81	35.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	8	13	23	19
Ratio of expenses before expense reductions (%)	.69	.65	.62[c]	.69	.71
Ratio of expenses after expense reductions (%)	.69	.65	.62[c]	.68	.71
Ratio of net investment income (loss) (%)	.20	.02	.12	(.13)	(.02)
Portfolio turnover rate (%)	25	44	80	49	97
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .61% and .61%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $496,383,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($355,279,000) and September 30, 2011 ($141,104,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $95,580,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (496,383,000)
Net unrealized appreciation (depreciation) on investments	$ 90,715,507

* For tax purposes short-term capital gain distributions are considered ordinary income distributions

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $231,411,548 and $354,055,744, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such assets, 0.44% of the next $2,500,000,000 of such assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.325% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly for the period October 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.365%, 0.450%, 0.435% and 0.160% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 2,709,403	$ 274,808
Class B	477,067	41,516
Class C	78,348	7,872
Class I	5,449	53
	$ 3,270,267	$ 324,249

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.92%, 1.005%, 0.99% and 0.715% for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class B	$ 833,269	$ 70,642
Class C	144,108	13,229
	$ 977,377	$ 83,871

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class A	$ 1,970,537	$ 173,641.24%
Class B	274,065	22,422.25%
Class C	46,884	4,258.24%
	$ 2,291,486	$ 200,321

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2003 aggregated $53,819. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended September 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for Class B and C shares aggregated $213,129 and $466, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2003, SDI received $9,189.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $56 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,340,194	$ 62,351,168	18,076,127	$ 170,366,914
Class B	3,251,607	21,472,223	4,147,752	33,319,921
Class C	949,152	6,390,511	1,057,378	8,691,115
Class I	125,559	954,097	143,392	1,351,883
		$ 91,167,999		$ 213,729,833
Shares redeemed
Class A	(20,678,944)	$ (153,604,710)	(39,393,671)	$ (358,256,206)
Class B	(8,096,494)	(52,788,103)	(12,557,249)	(100,430,400)
Class C	(1,059,296)	(7,130,269)	(1,242,230)	(9,616,056)
Class I	(1,141,592)	(8,460,777)	(401,825)	(3,644,450)
		$ (221,983,859)		$ (471,947,112)
Net increase (decrease)
Class A	(12,338,750)	$ (91,253,542)	(21,317,544)	$ (187,889,292)
Class B	(4,844,887)	(31,315,880)	(8,409,497)	(67,110,479)
Class C	(110,144)	(739,758)	(184,852)	(924,941)
Class I	(1,016,033)	(7,506,680)	(258,433)	(2,292,567)
		$ (130,815,860)		$ (258,217,279)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Growth Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Growth Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 14, 2003	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present[5]	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Julie M. Van Cleave (44) Vice President 2003-present	Managing Director, Deutsche Asset Management; formerly, Managing Director, Mason Street Advisors (1984-2002)	n/a
Charles A. Rizzo[4] (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[3] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Sommers has taken a leave of absence from the fund's Board until December 31, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KGRAX	KGRBX	KGRCX
CUSIP Number	81115H-104	81115H-203	81115H-302
Fund Number	003	203	303

Notes

INSERT HTML FILE

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Growth Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Growth Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Growth Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------